EXHIBIT 99.1

Solar Drone, a Wholly Owned Subsidiary of VisionWave Holdings, Inc., Reports Executive Meetings in Italy and Ongoing Business Development Discussions in Select Middle Eastern Markets

TEL AVIV, Israel, February 10, 2026 (GLOBE NEWSWIRE) – Solar Drone, a wholly owned subsidiary of VisionWave Holdings, Inc. (NASDAQ: VWAV) and a provider of drone-based cleaning and maintenance solutions for solar power plants and high-voltage infrastructure, announced today that it is continuing business development discussions regarding possible opportunities in Middle Eastern markets, including Egypt and the United Arab Emirates, following a series of executive meetings held last week in Naples, Italy.

The meetings were led by Solar Drone’s CEO, CTO, and COO, who met with leading prospective customers and partners from Egypt and the Emirates. These discussions followed successful live demonstrations in Italy, where Solar Drone’s drone-based cleaning operations are already deployed in active commercial environments.

During the demonstrations, the company showcased its patented high-pressure drone payload system, which enables fast, safe, and water-efficient cleaning of solar panels and electrical insulators without ground access, line shutdowns, or hazardous manual labor. Solar Drone’s technology is currently operating across multiple sites in Italy and continues to expand as demand grows.

“The Middle East represents an area of interest for the Company due to the growth in utility-scale solar and energy infrastructure. The recent meetings allowed for preliminary discussions with prospective customers and partners regarding possible pilot programs and other opportunities,” said Shmulik Yannay of Solar Drone.”

As utility-scale solar power expands, maintaining performance and grid reliability has become a priority for asset owners and utilities across the region.

Solar Drone’s aerial platform allows operators to maintain solar and high-voltage assets efficiently and safely, even in large or hard-to-reach installations. It is already in commercial use, delivering measurable results across multiple active sites.

Building on this momentum, Solar Drone is engaging with utilities, solar asset owners, and industrial partners to explore potential pilot programs, partnerships, and other initiatives in Egypt, the United Arab Emirates, and certain other markets.

About VisionWave Holdings, Inc.

VisionWave Holdings, Inc. (Nasdaq: VWAV) is a dual-market autonomous systems platform company developing AI-driven, RF-based sensing, autonomy, and computational acceleration technologies for defense, homeland security, and commercial infrastructure applications. VisionWave’s mission is to connect defense innovation with civilian progress through shared core technologies deployed across air, land, and sea.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding business development efforts, possible expansion of the Company’s footprint in certain international markets, and the anticipated benefits of relationships with regional stakeholders. Forward-looking statements are based on current expectations and assumptions that are subject to known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. These factors include, but are not limited to, risks related to technology development and adoption, market demand and competition, regulatory changes, geopolitical developments in the Middle East and elsewhere, execution of business development initiatives (including the risk that discussions may not result in any agreements, pilots, or deployments), the Company’s limited operating history in certain commercial applications, dependence on key personnel, need for additional capital, and and the risks identified in the section entitled “Risk Factors” in VisionWave Holdings, Inc.’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q (which include, among other risks, those related to early-stage operations, competition in the drone and autonomy sectors, intellectual property, and international expansion challenges). The forward-looking statements in this press release speak only as of the date hereof. Except as required by law, VisionWave Holdings, Inc. undertakes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

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